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                                                                    EXHIBIT 23.2

                         INDEPENDENT AUDITORS' CONSENT

   We consent to the incorporation by reference in Registration Statements No. 33-69120, 33-67356, 33-67538 and 33-89340 of Celestial Seasonings, Inc. on Form
S-8 of our reports dated November 3, 1999 appearing in this Annual Report on Form 10-K of Celestial Seasonings, Inc. for the year ended September 30, 1999.

Deloitte & Touche LLP
Denver, Colorado
December 22, 1999